EXHIBIT 99.2
                                 ------------

                Computational Materials and/or ABS Term Sheet.

Date                                    1/12/2005
------------------------------
Group                                           1                    2
Deal Size                        $475mm               $500mm

CREDIT ENHANCEMENT
------------------

AAA CE                                       6.50                 7.15
AA CE                                        3.95                 5.05
A CE                                         2.60                 3.45
BBB CE                                       1.60                 2.20
OC Amount                                    0.00                 0.00

SPREADS
-------

basis
AAA Super Senior DM                            26                   31
AAA Mez DM                                     40                   36

Other DEAL INFO
---------------

Lead                             BAS
Originator[s]                    CWHL
Servicer[s]                      CWHL
Raters                           S&P/Moodys
Speed                            20 CPR
Other Comments

POOL SUMMARY DATA                Group 1              Group 2
-----------------
Agency Conforming                          39.67%               46.44%
Non Conforming                             60.33%               53.56%
Prefunding (if any)
No of Loans                                 1,338                1,519
Average Loan Size                     $358,296.27          $319,800.40
WAC                                         4.26%                1.52%
WA LTV                                     71.53%               73.02%
LTV Range                         10.07% - 95.00%       6.93% - 95.00%
% First Lien                              100.00%              100.00%
% Owner Occ                                92.55%               77.64%
% Investment                                1.30%               17.66%
% Second Homes                              6.16%                4.71%
% Purchase                                 50.99%               42.78%
% Cash out                                 25.92%               38.40%
% Full Doc                                 26.00%               17.21%
% Reduced/Limited Doc                      35.50%               68.90%
% Stated Income
% No documentation !
WA FICO                                       726                  714
FICO Range                       556 - 832            537 - 833
LTVs > 80%                                  4.08%                2.36%
LTV s> 90%                                  2.24%                1.14%
95.01-100%                                  0.00%                0.00%
90.01-95%                                   2.24%                1.14%
85.01-90%                                   1.52%                0.81%
80.01-85%                                   0.32%                0.40%
75.01-80%                                  49.77%               53.41%
70.01-75%                                  12.52%               15.47%
65.01-70%                                   8.04%               10.32%
below 65%                                  25.58%               18.44%

Risk Tiering
------------

Rate Premium Over 1.5%
Seasoning > 3m                              0.07%                0.15%
Delinquent                                  0.00%                0.00%
Top 5 loans
Top 10 loans

Product Type
------------

Fixed Rate
Floating Rate
6m Libor                                   47.29%
1yr Libor
1m Libor                                   52.71%
1m Libor Negam                                                 100.00%
1yr CMT
MTA
Total IO
2 Yr IO
3 Yr IO
5 Yr IO
10 Yr IO

LOAN SIZE
---------

Loans < 100k                                0.83%                1.62%
Loans > 500k                               39.06%               31.08%
Loans > 800k                               16.56%               12.17%
Loans > 1m                                  9.04%                5.81%
Top loan                                2,000,000            2,000,000
WA DTI                                     36.81%               35.41%

GEOGRAPHIC
----------

California                                 59.13%               48.93%
Nevada                                      2.49%                2.51%
North California                           16.57%               18.78%
South California                           42.56%               30.15%
Florida                                     4.61%                7.13%
Georgia                                     1.07%                1.73%
Illinois                                    2.30%                3.07%
Michigan                                    1.82%                1.98%
Texas                                       0.75%                0.41%
New York                                    1.14%                2.06%
New Jersey                                  3.36%                3.96%
Virginia                                    2.92%                7.03%
Massachusetts                               0.85%                1.19%
Washington                                  1.72%                1.68%
Arizona                                     1.66%                1.85%

Property Type
-------------

Single Prop                                60.05%               61.18%
PUD                                        26.22%               23.25%

2-4 Family                                  0.75%                4.65%
Condo                                      12.98%               10.93%
FICO
Fico < 600                                  0.20%                0.18%
Fico < 675                                 10.51%               22.06%
601 to 625                                  0.60%                1.47%
626 to 650                                  2.99%                6.54%
651 to 675                                  7.07%               14.66%
676 to 700                                 17.82%               19.52%
701 to 725                                 20.73%               17.01%
726 to 750                                 20.22%               15.78%
751 to 775                                 16.35%               15.60%
776 to 800                                 10.99%                7.70%
800 +                                       3.04%                1.54%

DELINQUENCIES
30-59 day past                              0.00%                0.00%

AVAILABLE FUNDS CAP RISK
Rate Cap                                     11.5                 10.5
AFC
to the AAA notes





Excess spread





This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance                                         3,607 records
                                                         Balance: 1,193,284,126


                                  CWMBS 05-7
===============================================================================

MI Coverage - Group 1
Pool Size: $479,400,415.47
% OLTV over 80: 4.08%
% with PMI: 4.08%
% OLTV over 80 with PMI:  100.00%


MI Coverage - Group 2
Pool Size: $485,776,803.02
% OLTV over 80: 2.36%
% with PMI: 2.36%
% OLTV over 80 with PMI:  100.00%


MI Coverage - Group 3
Pool Size: $228,106,907.25
% OLTV over 80: 3.93%
% with PMI: 3.93%
% OLTV over 80 with PMI:  100.00%










-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
-------------------------------------------------------------------------------

Banc of America Securities LLC                                      Page 1 of 1



Global Structured Finance                                                                                           1,338 records
                                                                                                             Balance: 479,400,415
                                                         CWMBS 05-7 - Group 1
=================================================================================================================================


                              Number       Aggregate          Percent       Average
                                  of         Current         of Loans      Original        W.A.     Min.    W.A.     Max.
                            Mortgage       Principal     by Principal     Principal       Gross     FICO    FICO     FICO
Credit Score                   Loans         Balance          Balance       Balance      Coupon    Score   Score    Score
---------------------------------------------------------------------------------------------------------------------------------
675 - 699                        218     $83,452,298           71.53%      $382,812      4.350%      675     688      699
650 - 674                         95      33,213,686            28.47       349,618       4.357      650     665      674
Total:                           313    $116,665,983          100.00%      $372,737      4.352%      650     681      699
W.A.:          681
Lowest:        650
Highest:       699


                                                            W.A.
                         Min.      W.A.       Max.     Remaining     W.A.
                     Original  Original   Original       Term to     Loan
Credit Score              LTV       LTV        LTV      Maturity      Age
--------------------------------------------------------------------------
675 - 699              24.00%    70.48%     95.00%           360        0
650 - 674               37.48     76.64      95.00           360        0
Total:                 24.00%    72.24%     95.00%           360        0





-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
-------------------------------------------------------------------------------


Banc of America Securities LLC                                      Page 1 of 1



Global Structured Finance                                                                                         1,338 records
                                                                                                           Balance: 479,400,415
                                              CWMBS 05-7 - Group 1


                              Number       Aggregate          Percent       Average
                                  of         Current         of Loans      Original        W.A.     Min.    W.A.     Max.
                            Mortgage       Principal     by Principal     Principal       Gross     FICO    FICO     FICO
Documentation                  Loans         Balance          Balance       Balance      Coupon    Score   Score    Score
-------------------------------------------------------------------------------------------------------------------------
Alternative                      227     $59,002,666           12.31%       $259,962      4.266%     570     711      832
Full                             390     124,664,181            26.00        319,654       4.059     618     721      820
Preferred                        378     125,550,187            26.19        332,143       4.161     700     751      828
Reduced                          343     170,183,381            35.50        496,162       4.471     556     718      817
Total:                         1,338    $479,400,415           100.00%      $358,304      4.257%     556     726      832


                                                            W.A.
                          Min.      W.A.       Max.    Remaining      W.A.
                      Original  Original   Original      Term to      Loan
Documentation              LTV       LTV        LTV     Maturity       Age
----------------------------------------------------------------------------
Alternative             33.33%    76.47%     95.00%          360         0
Full                     24.40     71.94      95.00          360         0
Preferred                10.07     70.99      95.00          360         0
Reduced                  24.00     69.90      95.00          360         0
Total:                  10.07%    71.53%     95.00%          360         0



-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
-------------------------------------------------------------------------------

Banc of America Securities LLC                                    Page 1  of  1


Global Structured Finance                                                                                    1,519 records
                                                                                                             Balance: 485,776,803
                                                           CWMBS 05-7 - Group 2
=================================================================================================================================


                       Number        Aggregate          Percent          Average
                           of          Current         of Loans         Original       W.A.     Min.     W.A.     Max.        Min.
                     Mortgage        Principal     by Principal        Principal      Gross     FICO     FICO     FICO    Original
Documentation           Loans          Balance          Balance          Balance     Coupon    Score    Score    Score         LTV
-----------------------------------------------------------------------------------------------------------------------------------
Alternative               278      $67,488,802           13.89%         $242,798      1.591%     537      710      816      12.62%
Full                      312       83,606,489            17.21          268,075       1.926     618      710      816       23.88
Reduced                   929      334,681,513            68.90          360,320       1.409     579      715      833        6.93
Total:                  1,519     $485,776,803          100.00%         $319,865      1.523%     537      714      833       6.93%


                                                  W.A.
                          W.A.       Max.    Remaining      W.A.
                      Original   Original      Term to      Loan
Documentation              LTV        LTV     Maturity       Age
-----------------------------------------------------------------
Alternative             76.13%     95.00%          360         0
Full                     75.00      95.00          360         0
Reduced                  71.90      95.00          360         0
Total:                  73.02%     95.00%          360         0


-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
-------------------------------------------------------------------------------

Banc of America Securities LLC                                     Page 1 of 1


Global Structured Finance                                                                                             750 records
                                                                                                             Balance: 228,106,907
                                                           CWMBS 05-7 - Group 3
=================================================================================================================================


                          Number        Aggregate         Percent        Average
                              of          Current        of Loans       Original       W.A.     Min.     W.A.     Max.        Min.
                        Mortgage        Principal    by Principal      Principal      Gross     FICO     FICO     FICO    Original
Documentation              Loans          Balance         Balance        Balance     Coupon    Score    Score    Score         LTV
------------------------------------------------------------------------------------------------------------------------------------
Alternative                   86      $21,002,512           9.21%       $244,313     1.957%      592      698      798      20.55%
Full                         177       45,409,032           19.91        256,659      1.866      616      704      817       21.88
Reduced                      487      161,695,363           70.89        332,173      1.765      607      711      837       20.00
Total:                       750     $228,106,907         100.00%       $304,277     1.803%      592      709      837      20.00%



                                                        W.A.
                           W.A.        Max.        Remaining      W.A.
                       Original    Original          Term to      Loan
Documentation               LTV         LTV         Maturity       Age
-------------------------------------------------------------------------
Alternative              75.93%      94.41%              360         0
Full                      75.42       95.00              360         0
Reduced                   74.05       90.00              360         0
Total:                   74.49%      95.00%              360         0




-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
-------------------------------------------------------------------------------

Banc of America Securities LLC                                     Page 1 of 1


Group 1

FICO                         Count      Average     % of deal   70-80% LTV     80.01-90% LTV      90% + LTV     800-900k  901-1000k

              621-640         24          632         1.84         48.12           0.83             10.85         0.00      0.00
              641-660         51          651         3.32         78.02           5.72             2.44          5.66      0.00
              661-680         94          671         7.54         75.09           0.80             1.92          4.68      5.48
              All loans      1338         727        100.00%      64.20%           1.83%            2.24%         3.58%     4.27%

LTV                          Count      Average     % of deal  621-640 FICO    641-660 FICO     661-680 FICO    800-900k  901-1000k
              70+ - 80%       901         723         62.29        1.42            4.11             9.09          2.92      3.58
              80+ - 90%       43          713         1.83         0.83            10.35            3.27          0.00      0.00
              90+ - 95%       43          714         2.24         8.87            3.60             6.45          0.00      0.00
              95% +            0           0          0.00         0.00            0.00             0.00          0.00      0.00
              All loans      1338         727        100.00%       1.84%           3.32%            7.54%         3.58%     4.27%

DTI                          Count      Average     % of deal  621-640 FICO    641-660 FICO     661-680 FICO    800-900k  901-1000k
              40-44.99%       391         724         29.18        1.19            2.85             6.74          2.43      5.59
              45-49.99%       120         721         7.86         2.55            5.53             16.36         0.00      5.08
              50-54.99%       55          725         3.44         2.35            3.13             7.31          10.59     5.73
              55% +            5          663         0.47         0.00            0.00             54.37         0.00      0.00

Occ Type                     Count      Average     % of deal  621-640 FICO    641-660 FICO     661-680 FICO    800-900k  901-1000k
              OO             1236         726         92.55        1.98            3.53             7.71          3.51      4.61
              Inv             10          730         1.30         0.00            0.00             8.60          0.00      0.00
              2H              92          739         6.16         0.00            0.81             4.70          5.42      0.00





FICO                          1001-1200k    1200k +        NOO      No Ratio       NINA       Reduced      SISA       Pref Doc

              621-640            0.00        21.67        0.00        0.00         0.00        25.74       0.00         0.00
              641-660            0.00         0.00        1.51        0.00         0.00        38.84       0.00         0.00
              661-680            0.00         9.14        5.32        0.00         0.00        48.73       0.00         0.00
              All loans          2.07%        6.97%       7.45%       0.00%        0.00%       35.50%      0.00%       26.19%

LTV                           1001-1200k    1200k +        NOO      No Ratio       NINA       Reduced      SISA       Pref Doc
              70+ - 80%          0.36         0.91        7.28        0.00         0.00        34.09       0.00        23.49
              80+ - 90%          0.00         0.00        25.94       0.00         0.00        1.94        0.00        46.29
              90+ - 95%          0.00         0.00        0.00        0.00         0.00        6.71        0.00        58.04
              95% +              0.00         0.00        0.00        0.00         0.00        0.00        0.00         0.00
              All loans         2.07%        6.97%        7.45%       0.00%       0.00%       35.50%       0.00%       26.19%

DTI                           1001-1200k    1200k +        NOO      No Ratio       NINA       Reduced      SISA       Pref Doc
              40-44.99%          1.64         3.01        5.83        0.00         0.00        34.59       0.00        26.28
              45-49.99%          2.76         5.31        3.04        0.00         0.00        23.67       0.00        15.41
              50-54.99%          0.00         0.00        5.60        0.00         0.00        14.71       0.00        28.11
              55% +              0.00         0.00        17.59       0.00         0.00        52.19       0.00         0.00

Occ Type                      1001-1200k    1200k +        DTI      DTI > 45%    No Ratio      NINA       Reduced       SISA
              OO                 2.00         6.78        37.07       12.14        0.00        0.00        35.63        0.00
              Inv                0.00        53.87        32.40       0.00         0.00        0.00        96.52        0.00
              2H                 3.56         0.00        33.90       8.36         0.00        0.00        20.64        0.00







FICO                              WAC          DTI          DTI > 45%         DTI > 50%

              621-640            4.194        35.32           15.32             4.41
              641-660            4.375        36.83           16.36             3.25
              661-680            4.374        38.19           23.81             6.76
              All loans          4.257%       36.81%          11.75%            3.92%

LTV                               WAC          DTI          DTI > 45%         DTI > 50%
              70+ - 80%          4.374        38.10           11.92             4.09
              80+ - 90%          4.602        38.23           15.72             1.43
              90+ - 95%          4.759        40.94           23.51             14.27
              95% +              0.000        0.00            0.00              0.00
              All loans         4.257%       36.81%          11.75%             3.92%

DTI                               WAC      70-80% LTV     80.01-90% LTV       90% + LTV
              40-44.99%          4.359        77.33           2.23              2.21
              45-49.99%          4.282        62.36           3.34              2.64
              50-54.99%          4.179        69.95           0.76              6.71
              55% +              4.544        81.20           0.00              18.80

Occ Type                       Pref Doc        WAC         70-80% LTV       80.01-90% LTV    90% + LTV
              OO                 25.24        4.246           64.07             1.47            2.43
              Inv                0.00         4.648           32.72             0.00            0.00
              2H                 45.89        4.347           72.89             7.73            0.00




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.


Group 2

FICO                         Count      Average     % of deal   70-80% LTV     80.01-90% LTV      90% + LTV     800-900k  901-1000k

              621-640         72          630         4.35         66.77           5.52             6.25          0.00      0.00
              641-660         111         652         7.12         76.42           2.13             0.34          2.60      8.40
              661-680         222         670         14.32        79.49           1.57             1.74          1.29      0.00
              All loans      1519         713        100.00%      72.96%           1.22%            1.14%         2.30%     4.23%

LTV                          Count      Average     % of deal  621-640 FICO    641-660 FICO     661-680 FICO    800-900k  901-1000k
              70+ - 80%      1062         712         68.88        4.16            7.80             15.65         2.57      2.31
              80+ - 90%       33          707         1.22         19.74           12.45            18.43         0.00      0.00
              90+ - 95%       20          695         1.14         23.81           2.10             21.81         0.00      0.00
              95% +            0           0          0.00         0.00            0.00             0.00          0.00      0.00
              All loans      1519         713        100.00%       4.35%           7.12%           14.32%         2.30%     4.23%

DTI                          Count      Average     % of deal  621-640 FICO    641-660 FICO     661-680 FICO    800-900k  901-1000k
              40-44.99%       313         707         21.82        4.19            10.91            15.27         0.79      4.63
              45-49.99%       135         704         8.01         5.51            13.25            14.06         2.26      2.42
              50-54.99%       74          715         4.15         3.53            4.54             15.62         0.00      4.90
              55% +            4          700         0.25         0.00            9.28             0.00          0.00      0.00

Occ Type                     Count      Average     % of deal  621-640 FICO    641-660 FICO     661-680 FICO    800-900k  901-1000k
              OO             1055         708         77.64        4.92            8.79             16.18         2.72      4.94
              Inv             385         725         17.66        2.75            1.10             8.63          0.00      1.14
              2H              79          724         4.71         1.02            2.11             4.86          3.84      3.96



FICO                           1001-1200k    1200k +        NOO      No Ratio       NINA       Reduced      SISA       Pref Doc

              621-640             0.00         7.26        12.24       0.00         0.00        29.43       0.00         0.00
              641-660             0.00         0.00         4.12       0.00         0.00        65.55       0.00         0.00
              661-680             0.00         0.00        12.24       0.00         0.00        72.10       0.00         0.00
              All loans           1.58%        4.23%       22.36%      0.00%        0.00%       68.90%      0.00%        0.00%

LTV                            1001-1200k    1200k +        NOO      No Ratio       NINA       Reduced      SISA       Pref Doc
              70+ - 80%           0.33         1.97        19.53       0.00         0.00        67.26       0.00         0.00
              80+ - 90%           0.00         0.00        25.93       0.00         0.00        22.70       0.00         0.00
              90+ - 95%           0.00         0.00        0.00        0.00         0.00        10.30       0.00         0.00
              95% +               0.00         0.00        0.00        0.00         0.00        0.00        0.00         0.00
              All loans          1.58%        4.23%       22.36%       0.00%       0.00%       68.90%       0.00%       0.00%

DTI                            1001-1200k    1200k +        NOO      No Ratio       NINA       Reduced      SISA       Pref Doc
              40-44.99%           1.04         4.35        16.15       0.00         0.00        70.15       0.00         0.00
              45-49.99%           0.00         3.85        20.48       0.00         0.00        58.68       0.00         0.00
              50-54.99%           0.00         0.00        30.81       0.00         0.00        45.16       0.00         0.00
              55% +               0.00         0.00        0.00        0.00         0.00        90.72       0.00         0.00

Occ Type                       1001-1200k    1200k +        DTI      DTI > 45%    No Ratio      NINA       Reduced       SISA
              OO                  2.04         4.15        36.34       12.23        0.00        0.00        72.96        0.00
              Inv                 0.00         3.96        31.84       13.94        0.00        0.00        53.52        0.00
              2H                  0.00         6.56        33.50       9.70         0.00        0.00        59.54        0.00



FICO                              WAC          DTI          DTI > 45%         DTI > 50%

              621-640            1.781        34.06           13.50             3.36
              641-660            1.368        38.47           17.88             2.98
              661-680            1.708        36.23           12.39             4.52
              All loans          1.523%       35.41%          12.41%            4.34%

LTV                               WAC          DTI          DTI > 45%         DTI > 50%
              70+ - 80%          1.449        35.75           12.46             3.98
              80+ - 90%          2.890        34.85           19.32             14.81
              90+ - 95%          3.001        43.50           37.34             21.42
              95% +              0.000        0.00            0.00              0.00
              All loans         1.523%       35.41%          12.41%             4.34%

DTI                               WAC      70-80% LTV     80.01-90% LTV       90% + LTV
              40-44.99%          1.535        78.97           0.59              1.52
              45-49.99%          1.427        72.33           0.68              2.27
              50-54.99%          1.858        68.99           4.34              5.90
              55% +              1.000        72.81           0.00              0.00

Occ Type                       Pref Doc        WAC         70-80% LTV       80.01-90% LTV    90% + LTV
              OO                 0.00         1.466           73.93             1.16            1.47
              Inv                0.00         1.823           70.52             1.15            0.00
              2H                 0.00         1.348           66.21             2.40            0.00





Questions o/s             What % of loans have seconds outside deal
                          What is breakdown of IO periods
                          Overall DTI strats
                          CW borrower grades
                          Excess spread?
                          Trigger mechanisms


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.



Deal Name:              CWL 2005-7                                                                         Groups 2&3
Detailed collateral info                                                                                   713,883,710.27
                                                                              % of
                                                                              group
                      # of Loans            Balance       Avg. Balance        balance         WAC          WARM      FICO
-----------------------------------------------------------------------------------------------------------------------------
Aggregated                 2,269     713,883,710.27         314,624.82
-----------------------------------------------------------------------------------------------------------------------------
0-50000                       12           $461,450          38,454.17          0.06%       1.79%        360.00       715
50000-75000                   33          2,095,943          63,513.42          0.29%        1.69        360.00       721
75000-100000                 110          9,949,795          90,452.68          1.39%        1.57        360.00       713
600-700,000                   79         50,794,705         642,970.95          7.12%        1.59        360.00       705
700-800,000                   35         26,375,647         753,589.91          3.69%        1.59        360.00       721
>800,000                      70         74,408,203       1,062,974.33         10.42%        1.59        360.00       724

silent 2nds

original ltv
<= 80                      2,174       $693,465,000         318,981.14         97.14%       1.57%        360.00       713
80.01-85                      13          2,578,689         198,360.69          0.36%        2.66        360.00       683
85.01-90                      43          9,015,977         209,673.88          1.26%        2.99        359.00       699
90.01-95                      39          8,824,044         226,257.54          1.24%        3.12        360.00       688
95.01-100                      -                  -                             0.00%

N/A                            -                  -                             0.00%           -             -         -
500-550                        1           $213,241         213,241.00          0.03%       4.75%        358.00       537
551-575                        -                  -                             0.00%           -             -         -
576-600                        3          1,470,306         490,102.00          0.21%        3.48        359.00       587
601-625                       34          9,602,474         282,425.71          1.35%        1.63        360.00       619
626-650                      151         45,559,698         301,719.85          6.38%        1.64        360.00       640
651-675                      334        104,183,949         311,927.99         14.59%        1.66        360.00       665
676-700                      484        153,312,013         316,760.36         21.48%        1.57        360.00       688


2nd Home                      98         27,017,140         275,685.10          3.78%        1.49        360.00       732
Invest Property              505        112,098,441         221,977.11         15.70%        1.88        360.00       726
                                                                               19.49%
2-4 family                   113        $30,690,118         271,593.96          4.30%        0.02        360.00       722

Documentation Type
Reduced                    1,416       $496,376,876         350,548.64         69.53%       1.53%        360.00       714
Full                         489        129,015,520         263,835.42         18.07%        1.90        360.00       708
Alternative                  364         88,491,314         243,108.01         12.40%        1.68        360.00       707


IO loans
rates:
8-8.499                        -                  -                             0.00%           -             -         -
8.5-8.999                      -                  -                             0.00%           -             -         -
9-9.499                        -                  -                             0.00%           -             -         -
9.5-9.999                      -                  -                             0.00%           -             -         -
10-10.999                      -                  -                             0.00%           -             -         -

DTI
missing                       10         $3,196,039         319,603.90          0.45%       1.31%        360.00       699
40-45                        459        152,305,946         331,821.23         21.33%        1.58        360.00       706
45.01-50                     208         58,543,602         281,459.63          8.20%        1.55        360.00       704
50.01-55                     120         31,579,946         263,166.22          4.42%        1.85        360.00       711
55.01 amd greater              6          1,826,900         304,483.33          0.26%        1.00        360.00       725

Northern-CA                  370       $138,417,180         374,100.49         19.39%       1.64%        360.00       709
Sourthern-CA                 552        230,929,235         418,350.06         32.35%        1.56        360.00       712
New York                      36        $12,197,869         338,829.69          1.71%      2.140%        360.00       706
New Jersey                    83        $25,854,371         311,498.45          3.62%      1.750%        360.00       716




                                                                           % of       % of
                                     Combined                              Full       Primary    % Single     % of IO
                         OLTV        LTV        Cutoff LTV       DTI       Doc        Owner      Family       loans     % Cashout
----------------------------------------------------------------------------------------------------------------------------------
Aggregated
----------------------------------------------------------------------------------------------------------------------------------
0-50000                  69.00%      69.00%         69.00%     39.89%     37.49%      16.19%     77.87%      0.00%          25.94%
50000-75000               69.12       69.12          69.11      31.99      31.63       27.72      70.33          -          17.34
75000-100000              71.95       71.95          71.94      34.20      35.38       43.19      70.02          -          24.00
600-700,000               74.30       74.30          74.29      35.55       8.85       89.93      55.59          -          35.63
700-800,000               72.71       72.71          72.69      36.95      17.15       94.14      66.04          -          31.19
>800,000                  66.09       69.09          66.07      34.40      13.22       89.70      67.07          -          41.00

silent 2nds

original ltv
<= 80                    72.97%      72.97%         72.96%     35.63%     17.12%      80.32%     61.35%      0.00%          42.27%
80.01-85                  84.12       84.12          84.09      32.93      41.14       92.01      43.16          -          17.06
85.01-90                  89.26       89.26          89.21      36.91      51.75       73.33      54.13          -           7.94
90.01-95                  94.70       94.70          94.69      42.72      51.83      100.00      70.22          -              -
95.01-100

N/A                           -           -              -          -          -           -          -          -              -
500-550                  75.00%      75.00%         74.82%     23.83%      0.00%       0.00%    100.00%      0.00%         100.00%
551-575                       -           -              -          -          -           -          -          -              -
576-600                   61.67       61.67          61.59      44.49          -       55.79      29.52          -              -
601-625                   75.01       75.01          74.98      38.35      28.72       97.97      71.67          -          35.29
626-650                   74.95       74.95          74.94      36.54      31.71       92.44      72.35          -          40.89
651-675                   74.50       74.50          74.48      36.70      18.55       91.13      65.27          -          46.96
676-700                   74.31       74.31          74.30      36.08      17.96       82.71      61.80          -          49.58


2nd Home                  72.13       72.13          72.11      33.96      15.52        0.00      42.39          -           4.06
Invest Property           71.75       71.75          71.74      32.22      30.87        0.00      44.06          -          24.41

2-4 family               72.22%      72.22%         72.21%     33.85%     19.59%      42.70%      0.00%      0.00%          31.37%

Documentation Type
Reduced                  72.60%      72.60%         72.58%     35.59%      0.00%      84.60%     62.24%      0.00%          41.66%
Full                      75.14       75.14          75.12      35.47     100.00       69.93      56.73          -          43.00
Alternative               76.08       76.08          76.07      36.85          -       72.99      62.75          -          36.19




IO loans
rates:
8-8.499                       -           -              -          -          -           -          -          -              -
8.5-8.999                     -           -              -          -          -           -          -          -              -
9-9.499                       -           -              -          -          -           -          -          -              -
9.5-9.999                     -           -              -          -          -           -          -          -              -
10-10.999                     -           -              -          -          -           -          -          -              -

DTI
missing                  73.73%      73.73%         73.68%      0.00%     46.60%      73.42%     51.45%      0.00%         37.26%
40-45                     74.88       74.88          74.87      42.40      15.58       85.17      62.71          -          28.06
45.01-50                  75.65       75.65          75.63      47.09      20.42       82.49      63.79          -          45.33
50.01-55                  75.37       75.37          75.35      52.33      35.90       71.50      55.74          -          38.49
55.01 amd greater         74.63       74.63          74.63      57.44          -      100.00      75.89          -          43.13

Northern-CA              72.90%      72.90%         72.88%     37.07%     13.10%      84.11%     78.04%      0.00%         47.20%
Sourthern-CA              72.03       72.03          72.01      35.72      11.90       85.08      58.76          -          44.48
New York                 73.27%      73.27%         73.23%     34.43%      5.05%      88.47%     58.85%      0.00%         43.49%
New Jersey               77.16%      77.16%         77.14%     38.85%     20.86%      89.52%     73.48%      0.00%         34.42%




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.



Global Structured Finance                                                                                           1,338 records
                                                                                                             Balance: 479,400,415
                                                         CWMBS 05-7 - Group 1
=================================================================================================================================



                              Number           Aggregate          Percent         Average
                                  of             Current         of Loans        Original       W.A.       Min.       W.A.
                            Mortgage           Principal     by Principal       Principal      Gross       FICO       FICO
Credit Score                   Loans             Balance          Balance         Balance     Coupon      Score      Score
------------------------------------------------------------------------------------------------------------------------------
825 - 849                          2            $469,404            0.10%        $234,702      4.220%       828        829
800 - 824                         46          15,042,110             3.14         327,002       4.257       800        809
775 - 799                        140          53,726,739            11.21         383,811       4.153       775        785
750 - 774                        219          78,398,442            16.35         357,988       4.205       750        762
725 - 749                        284          96,662,739            20.16         340,362       4.259       725        738
700 - 724                        283         101,271,103            21.12         357,848       4.235       700        712
675 - 699                        218          83,452,298            17.41         382,812       4.350       675        688
650 - 674                         95          33,213,686             6.93         349,618       4.357       650        665
625 - 649                         42          13,813,940             2.88         328,939       4.291       625        639
600 - 624                          6           2,397,655             0.50         399,609       4.231       607        615
575 - 599                          1             334,000             0.07         334,000       4.250       582        582
550 - 574                          2             618,300             0.13         309,150       4.664       556        560
------------------------------------------------------------------------------------------------------------------------------

Total:                         1,338        $479,400,415           100.00%       $358,304      4.257%       556        726
------------------------------------------------------------------------------------------------------------------------------
W.A.: 726
Lowest:    556
Highest:   832




                                                                                       W.A.
                             Max.             Min.          W.A.         Max.     Remaining      W.A.
                             FICO         Original      Original     Original       Term to      Loan
Credit Score                Score              LTV           LTV          LTV      Maturity       Age
-------------------------------------------------------------------------------------------------------
825 - 849                    832            62.50%        66.95%       80.00%          360         0
800 - 824                    822             24.54         70.10        80.00          360         0
775 - 799                    799             21.57         67.27        95.00          360         0
750 - 774                    774             10.07         69.37        95.00          360         0
725 - 749                    749             29.53         72.30        95.00          360         0
700 - 724                    724             24.40         73.69        95.00          360         0
675 - 699                    699             24.00         70.48        95.00          360         0
650 - 674                    674             37.48         76.64        95.00          360         0
625 - 649                    648             26.00         73.74        95.00          360         0
600 - 624                    624             60.00         75.19        80.00          359         1
575 - 599                    582             47.71         47.71        47.71          353         7
550 - 574                    570             90.00         93.46        95.00          359         1
------------------------------------------------------------------------------------------------------

Total:                       832            10.07%        71.53%       95.00%          360         0
------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
-------------------------------------------------------------------------------
Banc of America Securities LLC                                      Page 1 of 2



Global Structured Finance                                                                                           1,338 records
                                                                                                             Balance: 479,400,415
                                                         CWMBS 05-7 - Group 1
=================================================================================================================================



                          Number          Aggregate           Percent       Average
                              of            Current          of Loans      Original       W.A.      Min.     W.A.       Max.
                        Mortgage          Principal      by Principal     Principal      Gross      FICO     FICO       FICO
Documentation              Loans            Balance           Balance       Balance     Coupon     Score    Score      Score
------------------------------------------------------------------------------------------------------------------------------
Alternative                  227        $59,002,666            12.31%      $259,962     4.266%       570      711        832
Full                         390        124,664,181             26.00       319,654      4.059       618      721        820
Preferred                    378        125,550,187             26.19       332,143      4.161       700      751        828
Reduced                      343        170,183,381             35.50       496,162      4.471       556      718        817
Total:                     1,338       $479,400,415           100.00%      $358,304     4.257%       556      726        832



                                                                    W.A.
                            Min.         W.A.         Max.     Remaining       W.A.
                        Original     Original     Original       Term to       Loan
Documentation                LTV          LTV          LTV      Maturity        Age
-----------------------------------------------------------------------------------
Alternative               33.33%       76.47%       95.00%           360          0
Full                       24.40        71.94        95.00           360          0
Preferred                  10.07        70.99        95.00           360          0
Reduced                    24.00        69.90        95.00           360          0
Total:                    10.07%       71.53%       95.00%           360          0







-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
-------------------------------------------------------------------------------
Banc of America Securities LLC                                      Page 2 of 2